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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       February 6, 1998
                                                --------------------------------


                                   BTG, INC.
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             (Exact name of registrant as specified in its charter)


          Virginia                  000-25094                  54-1194161
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)               File No.)            Identification No.)

3877 Fairfax Ridge Road, Fairfax, Virginia                       22030
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(Address of principal executive offices)                       (Zip Code)


              Registrant's telephone number, including area code:
                                 (703) 383-8000

                                 Not applicable
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         (Former name or former address, if changed since last report)

                           Exhibit Index on Page:   4
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                           Total Number of Pages:   6
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Item 5.    Other Events.

           BTG, Inc. ("BTG") and Micros-To-Mainframes, Inc. ("M-T-M") are parties to an Agreement and Plan of Merger dated as of August 29, 1997, as amended, pursuant to which M-T-M will be acquired by and become a wholly-owned subsidiary of BTG (the "Transaction"). On February 6, 1998, BTG and M-T-M announced that the parties agreed to extend the termination date for the Transaction from February 6, 1998, until February 12, 1998, to provide BTG additional time to consummate the Transaction. For additional information please see the attached press release.

           Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve a number of risks and uncertainties. It is possible that the assumptions made by management for purposes of such statements may not materialize. Actual results may differ materially from those projected or implied in any forward-looking statements.

Item 7.    Financial Statements and Exhibits.

           (c)   Exhibits.

99         Press Release dated February 6, 1998

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         BTG, INC.

Date:  February 6, 1998                  By:/s/   John M. Hughes
                                            -----------------------------------
                                                  John M. Hughes
                                                  Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit No.               Description
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
99                        Press Release dated February 6, 1998